UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (Date of Earliest Event Reported):
December 16, 2014

Commission file number: 001-35653
SUNOCO LP
(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
555 East Airtex Drive Houston, Texas 77073 (Address of principal executive offices, including zip codes)
Registrant’s telephone number, including area code: (832) 234-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.
On December 19, 2014 the Partnership filed a current report on Form 8-K announcing the closing of the acquisition of Aloha Petroleum, Ltd. (“Aloha” ) (the "Aloha Acquisition"), pursuant to the purchase and sale agreement by and among the Partnership, Susser Petroleum Property Company LLC (a wholly owned subsidiary of the Partnership) and Henger BV Inc. dated as of September 25, 2014.  This amendment to that current report is filed to provide certain historical and pro forma financial statements pursuant to Regulation S-X, as described under Item 9.01, below, and attached hereto.
The audited financial statements of Aloha as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 were filed with our current report on Form 8-K/A filed on October 21, 2014.
Item 9.01    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
The following financial statements of Aloha are filed as Exhibit 99.2 hereto and incorporated herein by reference:

•	Unaudited Condensed Financial Statements as of September 30, 2014 and 2013
(b)    Pro Forma Financial Information.
The following pro forma financial statements of Sunoco LP reflecting the Aloha Acquisition, as well as the acquisition of Mid-Atlantic Convenience Stores, LLC on October 1, 2014, which have been prepared in accordance with Article 11 of Regulation S-X, are filed as Exhibit 99.1 hereto and incorporated herein by reference:

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 (including notes thereto)
(d)    Exhibits.
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
99.1	Pro Forma Combined Financial Statements
99.2	Aloha Unaudited Condensed Financial Statements as of September 30, 2014 and 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	Sunoco GP LLC, its general partner
Date: March 2, 2015	By:	/s/ Mary E.Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Pro Forma Combined Financial Statements
99.2	Aloha Unaudited Condensed Financial Statements as of September 30, 2014 and 2013